                                                             Exhibit 10

                          STOCK PURCHASE AND SALE AGREEMENT

     This Stock Purchase and Sale Agreement (the "AGREEMENT") is made and entered into as of February 20, 1998, by and among Microware Systems Corporation, an Iowa corporation (the "SELLER"), each of the purchasers listed on the signature page hereof (each a "PURCHASER" and collectively, the "PURCHASERS"), and Unwired Planet, Inc., a Delaware corporation (the "COMPANY").

                                      RECITALS

     A. The Seller is the record owner of one million nine hundred sixty-seven thousand nine hundred sixty-one (1,967,961) shares of Series C Preferred Stock of the Company and desires to transfer all of such Series C Preferred Stock (the "STOCK") to the Purchasers.

     B. The Seller is a party to that certain Series C Preferred Stock Purchase Agreement, dated as of October 16, 1996, between the Company and the Seller (the "PURCHASE AGREEMENT"). The Seller and the Company desire that, in connection with the transfer of the Stock, the Purchasers be bound by the terms and conditions of the Purchase Agreement.

     C. The Seller is a party to that certain Third Amended and Restated Investor Rights Agreement, dated as of January 23, 1998, among the Company, the Seller and certain other security holders of the Company (the "RIGHTS AGREEMENT"). The Seller and the Company desire that, in connection with the transfer of the Stock, the Purchasers be bound by the terms and conditions of, and be granted the rights of the holders of the Stock under, the Rights Agreement.

                                     AGREEMENT

     In consideration of the foregoing and the mutual promises herein contained, the parties hereby agree as follows:

     1. TRANSFER AND SALE. Subject to the terms and conditions of this Agreement, the Seller agrees to transfer and sell the Stock to the Purchasers, and each of the Purchasers agrees to purchase from the Seller, as of the Closing Date (as defined below), that number of shares of the Stock set forth opposite such Purchaser's name on EXHIBIT A, at a purchase price set forth on such exhibit.

     2. CLOSING. The closing of the transfer and sale of the Stock pursuant to this Agreement (the "CLOSING") shall occur simultaneously with the execution of this Agreement by the parties or on such other date as the parties shall agree but no later than February 20, 1998 (the "CLOSING DATE"). At the Closing, subject to the terms and conditions of this Agreement, the Seller shall deliver to the Company, a certificate or certificates representing the Stock registered in the name of the Seller duly endorsed by the Seller for transfer to the Company and simultaneously, the Company shall deliver to the Purchasers a certificate or certificates representing the Stock, registered in the name of each of the respective Purchasers, in the number of shares set forth by their respective names on EXHIBIT B, upon payment of the aggregate purchase price for the Stock, which shall be made by wire transfer.

      3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. In connection with the transfer of the Stock to each Purchaser, such Purchaser represents and warrants to the Seller and the Company that:

          (a) INVESTMENT EXPERIENCE. It is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Stock and the underlying Common Stock.

          (b) INVESTMENT INTENT. It is acquiring the Stock and the underlying Common Stock for investment purposes only for its own account, and not with the view to, or for resale in connection with, any distribution thereof. It understands that the Stock to be purchased and the underlying Common Stock have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act") by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent of such Purchaser as expressed herein.

          (c) RULE 144. It acknowledges that the Stock and the underlying Common Stock must not be transferred unless subsequently registered under the Securities Act or unless an exemption from such registration is available.
It is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after the security was last held by the Company or an affiliate of the Company, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

          (d) ACCESS TO INFORMATION. It has been given the opportunity to receive and it has received, all information concerning the Company and an investment in the Stock that it has requested from the Company.

          (e) NO PUBLIC MARKET. It understands that no public market now exists for any of the securities issued by the Company, including the Stock and the underlying Common Stock, and that the Company has made no assurances that a public market will ever exist for the Company's securities.

          (f) AUTHORIZATION. Each of this Agreement and the Rights Agreement, when executed and delivered by such Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as the indemnification provisions of
Section 5.6 of the Rights Agreement may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

          (g) ACCREDITED INVESTOR. It is an accredited investor as defined in Rule 501(a) of Regulation D under the Act.

     4. REPRESENTATIONS AND WARRANTIES OF THE SELLER. In connection with the transfer of the Stock to the Purchasers, the Seller represents and warrants to the Purchasers and the Company as of the date hereof and as of the Closing Date:

          (a) AUTHORITY. The Seller has all requisite legal and corporate power and authority to execute, deliver, and perform its obligations under this Agreement. This Agreement has been duly authorized executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller and the Seller's successors and assigns, in accordance with its terms. Transfer and sale of the Stock does not require the consent or approval of any third party except the Company.

          (b) RESTRICTIONS ON THE STOCK. The Seller is the lawful owner of, and has good and marketable title to, the Stock free and clear of any claims, liens, encumbrances, security interests or other adverse claims. The transfer and sale of the Stock is not subject to any right of first refusal or offer, right of co-sale or other right restricting or otherwise encumbering the Stock (other than restrictions on transfer under applicable state and federal laws and the obligations of Seller under the Rights Agreement, which shall be satisfied as to the Stock at or prior to the Closing). Upon payment for, and delivery of, the Stock in accordance with the terms of this Agreement, good and marketable title to the Stock, free and clear of any liens, claims, encumbrances, security interests or other adverse claims whatsoever will be transferred to, and vested in, the Purchasers.

          (c) NO CONFLICTS. Neither the execution, the delivery nor the performance of this Agreement by the Seller, nor the transfer and sale of the Stock contemplated hereby will violate any term or provision of any agreement to which the Seller is a party.

          (d) NO VIOLATION OF SECURITIES LAWS. Assuming that the Stock is issued, sold and delivered under the circumstances contemplated by the Agreement and the Rights Agreement, that the representations, warranties and covenants of the Purchasers are true, correct and complete and that the Purchasers comply with their covenants in the Agreement, the offer and sale of the Stock is exempt from the registration requirements of the Securities Act and any applicable state securities law. The offer and sale of the Stock has been for Seller's own account, was not accompanied by the publication of any advertisement, and was not effected by or through a broker-dealer in a public offering.

     5. AGREEMENTS TO TRANSFER AND TO BE BOUND. Each Purchaser agrees to execute, agree to and be bound by the terms and conditions of the Rights Agreement, a copy of which is attached hereto as EXHIBIT C. The Seller hereby assigns to such Purchaser all of Seller's rights pursuant to the Rights Agreement which a holder of the number of shares purchased by such Purchaser hereunder would have under such Rights Agreement. The Company hereby acknowledges and consents to such assignment of rights.

      6. CONDITIONS TO THE SELLER'S OBLIGATIONS. The Seller's obligation to sell the Stock to each Purchaser is subject to the fulfillment, on or prior to the Closing Date, of the following conditions (except as otherwise provided below), any of which may be waived in whole or in part by the Seller:

          (a) The representations and warranties made by each such Purchaser in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the same date.

          (b) Each such Purchaser shall have delivered to the Seller a certificate, executed by such Purchaser and dated the Closing Date, certifying to the fulfillment of the conditions specified in Section 6(a) of this Agreement.

          (c) Each such Purchaser shall have delivered to the Seller or the Seller's escrow agent the payment of the aggregate purchase price for the Stock pursuant to Section 2 of this Agreement.

     7. CONDITIONS TO THE PURCHASERS' OBLIGATIONS. Each Purchaser's obligation to purchase the Stock is subject to the fulfillment, on or prior to the Closing Date, of the following conditions (except as otherwise provided below), any of which may be waived in whole or in part by such
Purchaser:

          (a)  The representations and warranties made by the Seller in
Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the same date.

          (b) The Seller shall have delivered to the Purchasers a certificate, executed by the chief financial officer of the Seller and dated the Closing Date, certifying to the fulfillment of the conditions specified in Section 7(a) of this Agreement.

          (c) The Purchasers shall have received from D'Ancona & Pflaum, counsel to the Seller, an opinion letter addressed to them, dated the Closing Date and in substantially the form attached hereto as EXHIBIT D.

     8.   MISCELLANEOUS.

          (a) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b) ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS. Except as expressly set forth herein, this Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement,
(ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d) CONSTRUCTION. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e) NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (f) COUNTERPARTS. This Agreement may be executed in two or more counter parts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g) INDEMNIFICATION. The Seller will indemnify each Purchaser against any and all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any reasonable fees and disbursements of counsel of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any violation by the Seller of the Securities Act, the Securities Exchange Act, any state securities law or any rule or regulation promulgated under such laws applicable to the Seller in connection with the purchase by the Purchaser and sale by the Seller of the Stock pursuant to this Agreement, and the Seller will reimburse each such Purchaser, for any and all legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Seller will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission (i) contained in any offering material relating to the Company prepared by or on behalf of the Company or (ii) made in reliance upon and in conformity with written information furnished to the Seller by any of the Purchasers in connection with the purchase and sale of the Stock by the Purchasers pursuant to this Agreement.

     The parties have executed this Agreement as of the date first set forth above.

     MICROWARE SYSTEMS             UNWIRED PLANET, INC.
     CORPORATION


By:                                     By:
Title:                                  Title:

Address:  1500 N.W. 118th Street        Address:  390 Bridge Parkway
          Des Moines, IA 50325                    Redwood Shores, LA 94065
          Attention: Kent Kelderman               Attention:  CFO

SOCIETE DE FINANCEMENTS ET              SEMA GROUP INTERNATIONAL
DE PARTICIPATIONS DANS LA               LIMITED
COMMUNICATION (PART'COM), S.A.


By:                                     By:
Title:                                  Title:

Address:  Tour Maine Montparnasse       Address:  16, Rue Barbes
          33 Avenue Du Maine                      Paris, France 92126
          Paris, France 75755                     Attention:
          Attention:

SMART FUND                              KLM UP


By:                                     By:
Title:                                  Title:

Address:  Gemplus Paris                 Address:  2041 Mission College Blvd.
          34 rue Guynemer                         Suite 175
          92447 Issy-Les-Moulineaux               Santa Clara, CA 95054
          Cedex, France                           Attention:
          Attention:

VAN WAGONER CAPITAL MANAGEMENT


By:
Title:

Address:  345 California Street, Suite 2450
          San Francisco, CA 94104
          Attention:

                                      EXHIBIT A
                                SCHEDULE OF PURCHASERS


                                   Number of Shares
                                   of Series C Preferred  Purchase Price for
 Name                              Stock Purchased        Shares Purchased
------------------------------------------------------------------------------
 Societe de Financements et de           809,969             $2,600,000
 Participations dans la
 Communication
 (Part'Com), S.A.
------------------------------------------------------------------------------
 SEMA Group International Limited        311,526              1,000,000
------------------------------------------------------------------------------
 Smart Fund                              311,526              1,000,000
------------------------------------------------------------------------------
 KLM UP                                  218,069                700,000
------------------------------------------------------------------------------
 Van Wagoner Capital Management          316,871              1,017,156
------------------------------------------------------------------------------
                                       1,967,961             $6,317,156

